United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

September 4, 2015

Date of Report

FUTURE HEALTHCARE OF AMERICA.

(Exact name of Registrant as specified in its Charter)

Wyoming	000-54917	45-5547692
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

420 Royal Palm Way, Suite 100

Palm Beach, FL 33480

 (Address of Principal Executive Offices)

(561) 693-1422

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAME REFERENCES

In this Current Report, references to “Future Healthcare,” the “Company,” “we,” “our,” “us” and words of similar import refer to “Future Healthcare of America,” the Registrant, which is a Wyoming corporation, and where applicable, F3 & Associates, Inc., a California corporation (“F3”), our potential acquisition of which, by merger, is discussed below under of Item 1.01 of this Current Report.

FORWARD-LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.  These factors include, among others, but are not limited to:

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economic conditions generally in the United States and internationally, and in the markets and industries in which we have and may participate in the future;

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our ability to obtain sufficient funding to continue to pursue our business plan;

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our ability to perform our obligations under our loan agreements;

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competition within our chosen markets and industries;

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the state of our technology and technological advances and plans and our failure to successfully develop, compete in and finance our current and intended business operations;

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our ability to meet customer demands;

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our ability to implement a long-term business strategy that will be profitable or generate sufficient cash flow;

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our need for future additional financing;

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trends affecting the commercial acceptability of our products and services;

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our ability to protect and enforce our current and future intellectual property; and

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our business and growth strategies.

We believe that it is important to communicate our future expectations to investors and shareholders. However, there may be events in the future that we are not able to accurately predict or control, including uncertainties and events that may cause our actual results to differ materially from the expectations we have described in our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  All forward-looking statements should be considered in light of our reports and registration statements filed in the Edgar Archives of the United States Securities and Exchange Commission (the “SEC”).

Item 1.01 Entry into Material Definitive Agreement.

The Merger

On September 4, 2015, Future Healthcare, its newly-formed and wholly-owned subsidiary, F3 Acquisition Subsidiary, Inc., a California corporation (the “Merger Subsidiary”), and F3 executed and delivered a Merger and Share Exchange Agreement (the “Merger Agreement”).  Upon the satisfaction of certain closing conditions that are discussed below and the filing of appropriate documents with the State of California (the “Effective Time”), the Merger Subsidiary will merge with and into F3, and F3 will be the surviving company and become a wholly-owned subsidiary of Future Healthcare (the “Merger”).

F3 is a leading provider of precision measurement, 3D visualization, data management services designed to reduce downtime and mitigate risk for critical, capital-intensive industrial assets such as oil refineries, power plants and other high-traffic sites.

Under the terms of the Merger Agreement, the Company will issue a total of 70,000,000 shares of its common stock, comprised of “restricted securities” as defined in Rule 144 of the SEC, in exchange for a total of 285.75 shares of common stock of F3, which constitute all of the issued and outstanding voting securities of F3.  At the closing of the Merger, the stockholders of F3 will collectively own approximately 87% of the Company’s issued and outstanding shares of common stock, not taking into account:  (i) any shares that may be issuable pursuant to the “Merger Financing” as defined below; or (ii) the issuance of any securities pursuant to the conversion of notes and warrants held by a Future Healthcare investor.

Conditions to Closing of the Merger

The closing of the Merger is subject to completion of certain financing transactions, entry into a Registration Rights Agreement providing for the registration of a limited portion of the Company’s shares of common stock to be issued to the F3 stockholders under the Merger Agreement, conversion of certain outstanding debt and customary conditions including, but not limited to, the continued accuracy of each party’s representations and warranties as contained in the Merger Agreement, no material adverse change in either party’s results of operations or assets, and the like.

Additional closing conditions include approval by the Company’s Board of Directors of a Separation Agreement to spin-off to its stockholders as of the date immediately preceding the closing date of the Merger (the “Record Date”) its current healthcare business, all assets and liabilities related thereto including assumption of $505,000 of the Company’s Variable Rate Senior Secured Convertible Note and warrants held by the holders of such notes (the “Spin-off”), as conducted and owned by the Company’s wholly-owned subsidiary, Future Healthcare Services Corp., a Wyoming corporation (“FHS”), and FHS’s wholly-owned subsidiary, Interim Healthcare of Wyoming, Inc., a Wyoming corporation.  This transaction is expected to result in this entity becoming a separate publicly-traded company owned by the Company’s shareholders as of the Record Date.

The foregoing list of conditions to closing is not exclusive.  For a complete list of such conditions, please see “Article VIII Conditions to Closing” of the Merger Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.  See Item 9.01 of this Current Report.

The summary of the Merger Agreement and the other agreements, documents and instruments related thereto and described herein do not purport to be complete and are qualified in their entirety by reference to such Merger Agreement.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them under the Merger Agreement or other instrument referenced.

Item 9.01 Financial Statements and Exhibits.

(b)

Exhibits.

Exhibit No.

Exhibit Description

10.1

Merger and Share Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURE HEALTHCARE OF AMERICA

Date:	September 8, 2015	By:	/s/ Christopher J. Spencer
Christopher J. Spencer
Chief Executive Officer, President and Director